--------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-2
               --------------------------------------------------



                         BANC ONE CAPITAL MARKETS, INC.

                       PRELIMINARY BACKGROUND INFORMATION

                      FREMONT HOME LOAN OWNER TRUST 1999-2



--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF

--------------------------------------------------------------------------------
The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Banc One Capital Markets, Inc. ("BOCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. BOCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This material supersedes any previous materials distributed and will be superseded by the information in the final prospectus supplement.
--------------------------------------------------------------------------------

                                $500,000,000 (APPROXIMATE) OFFERING AMOUNT
                                             FSA BOND INSURED

BOND SUMMARY*
=========================================================================================================
                                                     Last        Principal                    Excepted
          Approximate                    WAL       Principal      Window       Maturity        Ratings
Class        Size          Coupon      (Years)      Payment       (Years)        Date       (Moody's/S&P)
-----     -----------      ------      -------     ---------     ---------     --------     -------------
 A-1       $79,679,885     Fixed        3.15         11/06         7.42        6/25/30     Aaa/AAA
 A-2      $347,136,218     Floater      2.69         11/06         7.42        6/25/30     Aaa/AAA
 A-3       $73,183,897     Floater      2.69         11/06         7.42        6/25/30     Aaa/AAA
=========================================================================================================

*At a pricing  scenario  of 4% CPR  increasing  to 24% CPR over 12 months  for the fixed  rate collateral and 27% CPR for the adjustable rate collateral and to the Optional Redemption.


                    DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                                        CALCULATION DATE (5/25/99)
                               (COMPLETE COLLATERAL TABLES ON PAGES 13-32)


=======================================================================================================
                                                          POOL 1            POOL 2           POOL 3
                                                          ------            ------           ------
Number of Loans:                                                845             2,421              183
Current Balance:                                        $70,707,966      $243,255,086      $54,478,825
Average Balance:                                            $83,678          $100,477         $297,698
Minimum Balance:                                            $14,816           $14,950         $240,909
Maximum Balance:                                            $49,314          $302,921         $499,697
Wtd Average Coupon:                                         10.1516%          10.0286%          9.4874%
Wtd Average Original Term (months):                             335               360              360
Wtd Average Seasoning (months):                                   4                 2                2
Wtd Avenge Original Loan-To-Value:                            74.86%            77.76%           79.24%
Amortization Type:
ARM loans (% of Statistical Pool Principal Balance)               -               100%             100%
Fixed loans (% of Statistical Pool Principal Balance)          100%                 -                -

ARM Summary Information:
    Wtd Avg Initial Periodic Rate Gap:                            -              2.83%            2.80%
    Wtd Avg Subsequent Periodic Rate Cap:                         -              1.45%            1.44%
    Wtd Avg Margin:                                                              6.29%            6.19%
    Wtd Avg Life Cap:                                             -             16.95%           16.35%
    Wtd Avg Months to Roll:                                       -             27.19            27.11
=======================================================================================================

BOND SENSITIVITY TO PREPAYMENTS

PREPAYMENT SCENARIOS

==============================================================
                S-1     S-2     S-3     S-4      S-5      S-6
                ---     ---     ---     ---      ---      ---
Class A-1*      0%      50%     75%     100%     125%     150%
Class A-2**     0%      15%     20%      27%      35%      45%
Class A-3**     0%      15%     20%      27%      35%      45%
==============================================================
* As a percentage of the Prepayment Assumption (4% CPR increasing to 24% CPR over 12 months)
** CPR


TO OPTIONAL REDEMPTION:

==========================================================================
CLASS A-1           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       16.67      6.00      4.21      3.15      2.47      1.99
YIELD @ 100.00     7.34%     7.28%     7.24%     7.20%     7.16%     7.11%
DURATION            8.79      4.27      3.26      2.59      2.11      1.74
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           09/27     04/13     08/09     11/06     12/04     07/03
WINDOW (YEARS)     28.25     13.83     10.17      7.42      5.50      4.08
==========================================================================


==========================================================================
CLASS A-2           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.82      5.00      3.71      2.69      2.00      1.47
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           03/28     04/13     08/09     11/06     12/04     07/03
WINDOW (YEARS)     28.75     13.83     10.17      7.42      5.50      4.08
==========================================================================


==========================================================================
CLASS A-3           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.75      5.00      3.71      2.69      2.00      1.47
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           03/28     04/13     08/09     11/06     12/04     07/03
WINDOW (YEARS)     28.75     13.83     10.17      7.42      5.50      4.08
==========================================================================

TO MATURITY:

==========================================================================
CLASS A-1           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       16.67      6.43      4.60      3.51      2.80      2.31
YIELD @ 100.00     7.34%     7.30%     7.27%     7.25%     7.22%     7.20%
DURATION            8.79      4.40      3.42      2.76      2.30      1.96
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           09/27     11/24     11/20     06/16     10/13     03/11
WINDOW (YEARS)     28.25     25.42     21.42     17.00     14.33     11.75
==========================================================================


==========================================================================
CLASS A-2           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.88      5.36      4.02      2.91      2.16      1.58
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           05/29     09/25     02/21     09/15     07/11     04/08
WINDOW (YEARS)     29.92     26.25     21.67     16.25     12.08      8.83
==========================================================================


==========================================================================
CLASS A-3           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.81      5.35      4.02      2.91      2.16      1.58
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           05/29     08/25     02/21     09/15     07/11     04/08
WINDOW (YEARS)     29.92     26.16     21.67     16.25     12.08      8.83
==========================================================================

PRICING INFORMATION

PRICING SPEEDS:..........4% CPR,  increasing  to 24% CPR over 12  months  (Fixed
                         Rate Collateral) 27% CPR (Adjustable Rate Collateral)

PAYMENT DATE:............The 25th day of each  month (or the next  Business  Day thereafter) commencing in July of 1999.

INTEREST ACCRUAL
PERIOD:..................For the Class A-1 Notes, the calendar month immediately preceding the month in which the relevant payment date occurs. For the Class A-2 and Class A-3 Notes, the period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:...........24 days for the Class A-1 Notes 0 days on the Class A-2
                         Notes and Class A-3 Notes

SETTLEMENT (CLOSING)
DATE:....................On or about June 24, 1999

CUT-OFF DATE:............June 1, 1999 (close of business)

MATURITY DATE:...........The  Maturity  Date for the Class A-1 Notes is July 25,
                         2030, although it is anticipated that the actual maturity date for the Class A-1 Notes will occur significantly earlier than the Maturity Date.

                         The Maturity Date for the Class A-2 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-i Notes will occur for significantly earlier than the Maturity Date.

                         The Maturity Date for the Class A-3 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-3 Notes will occur significantly earlier than the Maturity Date.

OPTIONAL REDEMPTION
DATE:....................The Optional  Redemption Date is the first Payment Date on which the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.

REDEMPTION PRICE:........The  Redemption  Price  will be an amount  that will at least pay in full accrued interest and principal on the Notes and certain other expenses.

OPTIONAL REDEMPTION:.....The  holders of  Residual  Interests  exceeding  in the aggregate a 50% interest may, at their option effect an early redemption of the Notes and terminate the Trust on any Payment Date on or after the Optional Redemption Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption Price. In addition, the Note Insurer will have rights under limited circumstances, to purchase the Home Equity Loans and thereby effect a redemption of the Notes.

INITIAL TURBO:...........With respect to each class of Notes, 100% of the excess cash flow from the related Pool of Home Equity Loans will be used to accelerate such class of Notes until the overcollateralization target for such Class is reached. To the extent necessary, after the overcollateralization target with respect to each Class of Notes is reached, 100% of the excess cash flow from the related Pool of Home Equity Loans will be available to accelerate such Class of Notes to maintain the then current overcollateralization target for such Class. Any remaining excess cash flow may be used to cover shortfalls incurred by the other Classes of Notes due to delinquencies and losses that occur in the other Pools. Excess cash flow may, under certain circumstances, be deposited in the Reserve Account (defined below).

SERVICING/OTHER FEES:....The collateral is subject to certain fees,  including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and Indenture Trustee fees.

ADVANCING:...............The  Master   Servicer   is  required  to  advance  any
                         delinquent payment of interest and principal to the extent such amounts are deemed to be recoverable (the "Delinquency Advances"). The Servicer is required to advance reasonable and customary expense advances with respect to the loans (for items such as taxes and insurance) to the extent such advances are deemed to be recoverable ("Servicer Advances").

DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:.....Fremont Home Loan Owner Trust 1999-2, Loan Asset-Backed
                         Notes, Home Series 1999-2.

OFFERING AMOUNT:.........Approximately $500,000,000

CERTIFICATES:............Residual Interest (not offered)

LEAD UNDERWRITER:........PaineWebber Incorporated

CO-UNDERWRITERS:.........Banc One Capital Markets, Inc.
                         Chase Securities Inc.
                         Credit Suisse First Boston
                         First Union Capital Markets

TRANSFEROR/MASTER
SERVICER:................Fremont  Investment & Loan (a Fremont General  Company)
                         Headquartered in Anaheim, CA

DEPOSITOR:...............PaineWebber Mortgage Acceptance Corporation IV

SERVICER:................Fairbanks Capital Corp.

OWNER TRUSTEE:...........Wilmington Trust Company

INDENTURE TRUSTEE:.......First Union National Bank

STATISTICAL CALCULATION
DATE:....................The collateral  described  herein and in the prospectus supplement represents the pool of Home Equity Loans as of the Statistical Calculation Date of May 25, 1999. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $500,000,000.

HOME EQUITY LOANS:.......- First lien, fixed and adjustable rate mortgage loans.
                         - 1-4 Family residential properties, condominium units, and manufactured homes.
                         - A substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.
                         - Approximately 87.24% (by Statistical Calculation Date aggregate principal balance) of the Home Equity Loans bear prepayment premiums.

HOME EQUITY LOANS:.......The  Trust is  comprised  primarily  of three  pools of mortgage loans. The first pool of loans ("Pool 1 Loans") will back the Class A-i Notes, in that payments on the Pool 1 Loans will generally be used to make payments on the Class A- 1 Notes. Similarly, the second pool of loans ("Pool 2 Loans") will back the Class A-2 Notes and the third pool of loans ("Pool 3 Loans") will back the Class A-3 Notes.

                         POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of $70,707,966 as of the Statistical Calculation Date. All of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 1 Loans conveyed to the Trust at closing will be approximately $79,679,885.

                         POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of $243,255,086 as of the Statistical Calculation Date. All of the Pool 2 Loans are adjustable rate Loans that after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 2 Loan will not exceed the maximum loan amounts shown in the table below. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 2 Loans conveyed to the Trust at closing will be approximately $347,136,218.

                         =================================================
                          NUMBR       MAXIMUM LOAN AMOUNT OF FIRST MORTGAGE
                         OF UNITS    ------------------------------------
                         --------         CONTINENTAL         ALASKA OR
                                         UNITED STATES         HAWAII
                                         -------------        ---------
                                1          $240,000           $360,000
                                2          $307,100           $460,650
                                3          $371,200           $556,800
                                4          $461,350           $692,025
                         ==================================================

                         POOL 3 LOANS: The Pool 3 Loans have an aggregate principal balance of $54,478,825 as of the Statistical Calculation Date. All of the Pool 3 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 3 Loan will exceed the maximum loan amounts shown in the table above. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 3 Loans conveyed to the Trust at closing will be approximately $73,183,897.

CREDIT ENHANCEMENT:......Credit  enhancement  for each  class  of Notes  will be provided by the following:

                         EXCESS SPREAD: The weighted average coupon rate on the Loans in each Pool is generally expected to be higher than the sum of the servicing fee, the trustee fee, the premium payable to the Note Insurer, and the pass through rate on each class of Notes, thus generating excess interest collections which, along with prepayment premiums collected on the Loans, will be available to fund payments on the related class of Notes on each Payment Date. Under certain circumstances, Excess Spread from one loan Pool may be used to cover shortfalls due to delinquencies or losses in other loan Pools.

                         OVERCOLLATERALIZATION: Excess cash flow will be applied, to the extent available, to make accelerated payments of principal on the Notes; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Loans, resulting in
                         overcollateralization.        Prior        to       the
                         Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-i, Class A-2 and Class A-3 Notes is expected to build to (i) [3.75]% of the Cut-off Date loan pool principal balance of Pool 1, (ii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 2, and (iii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 3, respectively.

                         On or after the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-i, Class A-2, and Class A-3 Notes will be permitted to decrease to (i) [7.50%] of the then outstanding aggregate unpaid principal balance of the Pool I Loans,
                         (ii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 2 Loans, and (iii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 3 Loans, respectively, subject, in each such case, to a floor of [0.50%] of the original principal balance of each Pool of Loans (each such percentage then in effect, the "0/C Target"). The Overcollateralization Stepdown Date will be no earlier than the 25th month following the Closing Date and is subject to certain delinquency and loan loss tests.

                         RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will be equal to the excess of (i) the sum of the specified overcollateralization targets for all classes of Notes and (ii) the sum of the overcollateralization amounts for all classes of Notes.

CREDIT ENHANCEMENT
(CONTINUED):.............FINANCIAL   GUARANTY   INSURANCE  POLICY:  A  financial
                         guaranty policy issued by Financial Security Assurance, Inc. ("the Note Insurer"). FSA will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Note principal balance over the Pool balance). The Insured Payments do not cover Realized Losses except to the extent that the principal balance of the Notes exceeds the Pool Principal Balance. Insured Payments do not cover the Master Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Notes would otherwise result therefrom. The FSA Insurance Policy is not cancelable for any reason. THE FSA INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

NOTE RATE:...............CLASS A-1 NOTES: The Class A-1 Notes will bear interest at a fixed rate of interest equal to [ %] per annum. The interest rate on the Class A-1 notes will increase by 0.50% commencing on the first day of the Accrual Period in which the Optional Redemption Date occurs.

                         CLASS A-2 NOTES: The Class A-2 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

                         CLASS A-3 NOTES: The Class A-3 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

FORMULA NOTE RATE:.......The  Formula  Note Rate for the Class A-2 Notes for any
                         Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [ %] per annum and (y) [13.00%] per annum.

                         The Formula Note Rate for the Class A-3 Notes for any Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [ %] per annum and (y) [13.00%] per annum.

AVAILABLE FUNDS CAP:.....The Available Funds Cap for the Class A-2 and Class A-3
                         Notes will equal the annualized rate equal to (i) the interest due on the related Pool less such Pool's share of the servicing fee, Master Servicing fee, the Indenture Trustee fee and the premium payable to the
                         Note Insurer, such amount divided by the principal balance of the applicable class of Notes. For any Payment Date on or after July 2000, the Available Funds Cap for the Class A-2 and Class A-3 Notes will be further reduced by 0.50%.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:....If, on any Payment Date, the Available Funds Cap limits the Class A-2 or Class A-3 Note Rates (i.e., the rate set by the Available Funds Cap is less than the Formula Note Rate for the Class A-2 or Class A-3 Notes), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry Forward Amount").

                         The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from excess cash flow remaining after (i) the payment of interest and principal due on the Notes for such Payment Date, if any (ii) reimbursement of the Note Insurer, (iii) payment of accelerated principal on the Notes to achieve the required 0/C Targets for such Payment Date and for required deposits into the Reserve Account.

FEDERAL TAX ASPECTS:.....The trust will be an Owner Trust.  No election  will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse debt obligations of the trust.

ERISA CONSIDERATION:.....Subject to the discussion in the Prospectus  Supplement and Prospectus, the Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:.......The  Notes   will  NOT   constitute   "mortgage-related
                         securities" for purposes of SMMEA.

FORM OF OFFERING:........Book-Entry form, same-day funds through DTC, Euroclear, and CEDEL.

DENOMINATIONS:...........Minimum  denominations  of  $25,000  and  multiples  of
                         $1,000 thereafter.

o Fairbanks Capital Corp. ("Fairbanks"), a Utah corporation, was formed on February 24, 1989.

o Financial Security Assurance, Inc. owns a 25% share of Fairbanks Capital Holding Corporation.

o Fairbanks commenced mortgage servicing operations in 1989 for its own account and since 1994 has managed and serviced third-party mortgage loan portfolios. Prior to 1998, Fairbanks primarily serviced portfolios of non-performing or delinquent residential mortgage loans.

o Fairbanks is a FNMA approved seller/servicer and a FHLMC approved servicer that is engaged in the servicing of first and second lien mortgage loans.

o  Fairbanks is currently servicing over 20,000 loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 1
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State                      California         170       20,705,378     29.28
                              Florida         136        9,189,722     13.00
                             New York          60        6,117,642      8.65
                             Illinois          39        3,651,522      5.16
                           Washington          24        2,657,116      3.76
                                 Ohio          46        2,589,098      3.66
                               Oregon          17        2,017,668      2.85
                              Georgia          26        1,986,215      2.81
                           New Jersey          20        1,832,151      2.59
                              Indiana          34        1,830,581      2.59
                         Pennsylvania          35        1,703,896      2.41
                             Michigan          40        1,651,734      2.34
                              Arizona          20        1,370,574      1.94
                        Massachusetts          14        1,360,025      1.92
                            Tennessee          16        1,088,175      1.54
                                 Utah          10        1,054,974      1.49
                             Colorado          12          995,531      1.41
                               Nevada           7          936,812      1.32
                             Missouri          12          844,510      1.19
                                Idaho           9          805,530      1.14
                       North Carolina          10          760,627      1.08
                                Texas           9          728,705      1.03
                          Connecticut           8          709,600      1.00
                       South Carolina           9          522,271      0.74
                            Louisiana           6          470,053      0.66
                             Oklahoma           8          435,305      0.62
                          Mississippi           8          306,485      0.43
                            Wisconsin           6          297,514      0.42
                             Arkansas           5          283,413      0.40
                             Kentucky           5          279,857      0.40
                           New Mexico           2          238,756      0.34
                        New Hampshire           3          233,731      0.33
                             Virginia           5          221,904      0.31
                            Minnesota           2          184,480      0.26
                              Montana           2          156,505      0.22
=============================================================================

=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State (continued)              Kansas           2           80,000      0.11
                         Rhode Island           1           68,966      0.10
                               Hawaii           1           68,138      0.10
                             Maryland           1           65,553      0.09
                               Alaska           1           60,468      0.09
                                 Iowa           1           48,302      0.07
                        West Virginia           1           39,678      0.06
                             Delaware           1           30,848      0.04
                                Maine           1           28,053      0.04
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Original LTV             15+% to 20%            2           44,427      0.06
                         20%% to 25%            2           84,887      0.12
                         25+% to 30%            7          377,753      0.53
                         30+% to 35%           14          530,914      0.75
                         35+% to 40%           17          889,237      1.26
                         40+% to 45%           15          562,387      0.80
                         45+% to 50%           23        1,102,260      1.56
                         50+% to 55%           15          837,717      1.18
                         55+% to 60%           59        3,555,120      5.03
                         60+% to 65%           53        3,151,830      4.46
                         65+% to 70%          120        9,273,703     13.12
                         70+% to 75%          139       12,248,030     17.32
                         75+% to 80%          227       21,750,383     30.76
                         80+% to 85%           83        9,641,887     13.64
                         85+% to 90%           67        6,528,192      9.23
                         90+% to 95%            2          129,239      0.18
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Coupon             7+ - 8%              8        1,680,932      2.38
                           8+ - 9%            133       15,493,134     21.91
                          9+ - 10%            232       21,314,305     30.14
                         10+ - 11%            231       18,476,111     26.13
                         11+ - 12%            122        7,698,826     10.89
                         12+ - 13%             76        3,921,499      5.55
                         13+ - 14%             40        2,027,183      2.87
                         14+ - 15%              3           95,976      0.14
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Balance           10K+ to 15K           1           14,816      0.02
                          15K+ to 20K          11          208,683      0.30
                          20K+ to 30K          79        2,091,083      2.96
                          30K+ to 40K         118        4,194,816      5.93
                          40K+ to 50K         100        4,513,991      6.38
                         50K+ to 100K         323       22,755,023     32.18
                        100K+ to 250K         182       26,255,982     37.13
                        250K+ to 500K          31       10,673.573     15.10
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Property Type           Single Family         716       60,768,267     85.94
                           2-4 Family          73        6,125,163      8.66
                                Condo          35        2,545,718      3.60
                         Manufactured          21        1,268,817      1.79
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Loan Age                          0           112        9,261,872     13.10
                                  1           203       16,963,711     23.99
                                  2            53        5,089,539      7.20
                                  3            59        6,041,085      8.54
                                  4            49        3,455,463      4.87
                                  5            93        7,932,606     11.22
                                  6            80        6,531,935      9.24
                                  7            73        5,716,104      8.08
                          8 or more           123        9,725,650     13.75
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Remaining Term          Less than 353         461       37,902,991     53.60
                                  353          29        2,975,476      4.21
                                  354          38        2,863,716      4.05
                                  355          27        2,477,016      3.50
                                  356           7          525,139      0.74
                                  357          12        1,464,148      2.07
                                  358          29        2,609,301      3.69
                                  359         142       11,525,057     16.30
                                  360         100        8,365,122     11.83
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Occupancy               Owner Occupied        677       58,674,187     82.98
                        Non-Owner Occupied    168       12,033,779     17.02
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Credit Grade                 A                208       19,671,231     27.82
                             A-               224       21,505,418     30.41
                             B                198       16,309,669     23.07
                             C                162       10,743,605     15.19
                       C-                      30        1,277,077      1.81
                             D                 23        1,201,035      1.70
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATIONS DATE (5/25/99)


POOL 2 INFORMATION
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State                          California      571      77,067,764     31.68
                                 Illinois      219      20,322,168      8.35
                                  Florida      195      16,397,478      6.74
                               Washington      130      13,826,259      5.68
                                 New York      109      11,458,179      4.71
                               New Jersey      100      10,882,898      4.47
                                     Utah       97      10,629,763      4.37
                                 Michigan      129       8,428,533      3.46
                                     Ohio      102       7,084,279      2.91
                                  Arizona       74       6,729,564      2.77
                                   Oregon       59       6,395,039      2.63
                                   Nevada       57       6,267,735      2.58
                                 Colorado       62       5,373,107      2.21
                            Massachusetts       43       5,241,783      2.15
                                  Indiana       68       4,715,236      1.94
                             Pennsylvania       46       2,853,601      1.17
                                 Missouri       37       2,839,646      1.17
                                Wisconsin       38       2,688,842      1.11
                                    Idaho       32       2,443,057      1.00
                              Connecticut       19       2,361,078      0.97
                                  Georgia       29       2,313,079      0.95
                                    Maine       22       2,219,987      0.91
                           North Carolina       22       2,031,686      0.84
                                Tennessee       21       1,530,147      0.63
                                Minnesota       21       1,509,229      0.62
                                    Texas       12       1,288,159      0.53
                                 Oklahoma       16       1,187,334      0.49
                            New Hampshire       16       1,080,055      0.44
                                  Montana       15       1,068,238      0.44
                                 Virginia        8         898,558      0.37
                                 Maryland        5         555,518      0.23
                                   Kansas       10         517,390      0.21
                                 Arkansas        4         481,549      0.20
                                 Delaware        3         476,608      0.20
                           South Carolina        6         414,465      0.17
=============================================================================

=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State (continued)    District of Columbia        4         393,685      0.16
                                   Alaska        3         314,281      0.13
                               New Mexico        6         313,878      0.13
                                   Hawaii        1         189,154      0.08
                                 Nebraska        4         181,791      0.07
                                  Vermont        1          86,800      0.04
                                 Kentucky        2          70,216      0.03
                             Rhode Island        1          45,309      0.02
                              Mississippi        1          44,167      0.02
                                     Iowa        1          39,794      0.02
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Original LTV             15+% to 20%             2          62,929      0.03
                         20+% to 25%             2         177,166      0.07
                         25+% to 30%             6         408,532      0.17
                         30+% to 35%             8         364,249      0.15
                         35+% to 40%            11         583,489      0.24
                         40+% to 45%            16       1,461,946      0.60
                         45+% to 50%            32       2,031,968      0.84
                         50+% to 55%            46       3,921,717      1.61
                         55+% to 60%            80       6,177,901      2.54
                         60+% to 65%           148      11,968,820      4.92
                         65+% to 70%           249      20,517,955      8.43
                         70+% to 75%           380      37,290,516     15.33
                         75+% to 80%           803      83,845,455     34.47
                         80+% to 85%           356      39,963,830     16.43
                         85+% to 90%           281      34,372,363     14.13
                         90+% to 95%             1         106,250      0.04
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Coupon              7+ - 8%             50       6,841,301      2.81
                            8+ - 9%            372      44,158,832     18.15
                           9+ - 10%            805      86,777,915     35.67
                          10+ - 11%            745      68,438,766     28.13
                          11+ - 12%            331      28,167,049     11.58
                          12+ - 13%            104       7,958,725      3.27
                          13+ - 14%             14         912,497      0.38
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Balance           10K+ to 15K            2          29,950      0.01
                          15K+ to 20K            2          33,410      0.01
                          20K+ to 30K           45       1,180,381      0.49
                          30K+ to 40K          143       5,101,469      2.10
                          40K+ to 50K          224      10,206,553      4.20
                         50K+ to 100K          978      72,005,113     29.60
                        100K+ to 250K        1,021     153,036,227     62.91
                        250K+ to 500K            6       1,661,983      0.68
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Property Type           Single Family        2,082     210,161,053     86.40
                           2-4 family          208      21,580,114      8.87
                                Condo          114      10,209,816      4.20
                         Manufactured           17       1,304,103      0.54
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Loan Age                          0            818      84,037,221     34.55
                                  1            870      91,245,138     37.51
                                  2            167      16,440,476      6.76
                                  3             72       6,525,026      2.68
                                  4             73       7,379,349      3.03
                                  5             99       9,135,642      3.76
                                  6             99       9,105,562      3.74
                                  7             89       8,473,449      3.48
                          8 or more            134      10,913,223      4.49
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Remaining Term          Less than 353          140      11,306,906      4.65
                                  353           89       8,473,449      3.48
                                  354           99       9,105,562      3.74
                                  355           98       9,068,105      3.73
                                  356           72       7,341,929      3.02
                                  357           72       6,491,938      2.67
                                  358          165      16,314,802      6.71
                                  359          869      91,182,673     37.48
                                  360          817      83,969,721     34.52
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Occupancy                 Owner Occupied     2,064     216,168,827     88.87
                      Non-Owner Occupied       357      27,086,259     11.13
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Credit Grade                 A                 344      35,375,880     14.54
                             A-                756      85,112,779     34.99
                             B                 650      66,507,138     27.34
                             C                 496      42,418,160     17.44
                        C-                     108       8,573,534      3.52
                             D                  67       5,267,595      2.17
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Margin                   3.50+ - 3.75%           1          82,252      0.03
                         3.75+ - 4.00%           3         302,034      0.12
                         4.00+ - 4.25%           4         524,551      0.22
                         4.25+ - 4.50%           4         263,922      0.11
                         4.50+ - 4.75%           5         573,038      0.24
                         4.75+ - 5.00%           6         544,726      0.22
                         5.00+ - 5.25%          12       1,368,108      0.56
                         5.25+ - 5.50%         174      18,311,606      7.53
                         5.50+ - 5.75%         107      12,733,619      5.23
                         5.75+ - 6.00%         516      58,256,809     23.95
                         6.00+ - 6.25%         652      67,913,233     27.92
                         6.25+ - 6.50%         183      19,677,189      8.09
                         6.50+ - 6.75%         288      25,964,580     10.67
                         6.75+ - 7.00%         113       9,197,317      3.78
                         7.00+ - 7.25%         133      10,695,834      4.40
                         7.25+ - 7.50%          67       4,868,260      2.00
                         7.50+ - 7.75%          72       5,459,859      2.24
                         7.75+ - 8.00%          40       3,108,534      1.28
                         8.00+ - 8.25%          14       1.300,865      0.53
                         8.25+ - 8.50%          17       1,313,975      0.54
                         8.50+ - 8.75%           3         337,362      0.14
                         8.75+ - 9.00%           1          63,573      0.03
                         9.00+ - 9.25%           3         167,953      0.07
                         9.25+ - 9.50%           2         163,202      0.07
                           Over 10.00%           1          62,681      0.03
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Rate Reset                 1999/07               4         345,120      0.14
                           1999/08              11       1,246,904      0.51
                           1999/09              23       2,641,751      1.09
                           1999/10              53       5,901,642      2.43
                           1999/11              38       3,804,581      1.56
                           1999/12              16       1,228,683      0.51
                           2000/01              14       1,416,719      0.58
                           2000/04               1          25,751      0.01
                           2000/05               1          52,861      0.02
                           2000/06               8         782,886      0.32
                           2000/07              12         970,491      0.40
                           2000/08              21       1,424,457      0.59
                           2000/09              37       2,927,477      1.20
                           2000/10              54       5,340,409      2.20
                           2000/11              75       7,049,254      2.90
                           2000/12             107      10,173,203      4.18
                           2001/01              45       4,307,001      1.77
                           2001/02              75       6,826,771      2.81
                           2001/03              83       8,898,646      3.66
                           2001/04             502      53,876,470     22.15
                           2001/05             409      43,454,704     17.86
                           2001/06               2         123,547      0.05
                           2001/07               1         127,538      0.05
                           2001/08               3         139,771      0.06
                           2001/09               9         632,538      0.26
                           2001/10              17       1,238,379      0.51
                           2001/11              19       1,540,225      0.63
                           2001/12               8         524,498      0.22
                           2002/01               5         510,031      0.21
                           2002/02               2          65,003      0.03
                           2002/03              32       2,746,357      1.13
                           2002/04             282      27,885,128     11.46
                           2002/05             247      25,078,632     10.31
                           2003/05               2          83,189      0.03
                           2004/02               2         122,559      0.05
                           2004/04              79       8,251,735      3.39
                           2004/05             122      11,490,176      4.72
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Cap                  12+ - 13%              1         137,468      0.06
                          13+ - 14%              2         123,386      0.05
                          14+ - 15%             66       9,123,088      3.75
                          15+ - 16%            402      47,363,632     19.47
                          16+ - 17%            822      87,232,348     35.86
                          17+ - 18%            713      65,441,044     26.9
                          18+ - 19%            307      25,854,555     10.63
                          19+ - 20%             98       7,321,569      3.01
                          20+ - 21%             10         657,997      0.27
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Floor                  7+ - 8%             52       6,964,686      2.86
                            8+ - 9%            385      45,840,497     18.84
                           9+ - 10%            814      87,865,516     36.12
                          10+ - 11%            733      66,956,373     27.53
                          11+ - 12%            323      27,299,861     11.22
                          12+ - 13%            102       7,572,875      3.11
                          13+ - 14%             12         755,277      0.31
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 3 INFORMATION
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State                      California          108      32,608,711     59.86
                             Illinois           11       3,567,128      6.55
                           Washington           10       2,825,937      5.19
                              Florida           10       2,717,748      4.99
                             New York            7       2,113,649      3.88
                           New Jersey            7       2,014,847      3.70
                             Colorado            5       1,531,687      2.81
                             Michigan            4       1,317.579      2.42
                                 Ohio            5       1,306,263      2.40
                                 Utah            3         809,616      1.49
                              Arizona            2         643,750      1.18
                             Maryland            2         580,291      1.07
                                Maine            1         300,000      0.55
                          Connecticut            1         296,162      0.54
                        Massachusetts            1         278,665      0.51
                              Indiana            1         275,349      0.51
                               Oregon            1         274,891      0.50
                           New Mexico            1         258,523      0.47
                              Montana            1         256,500      0.47
                              Vermont            1         252,000      0.46
                        New Hampshire            1         249,529      0.46
                                               ---     -----------    ------
                                               183     $54,478,825    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Original LTV             50+% to 55%            1         349,845       0.64
                         55+% to 60%            7       1,996,507       3.66
                         60+% to 65%            5       1,571,842       2.89
                         65+% to 70%           12       3,462,267       6.36
                         70+% to 75%           26       7,898,493      14.50
                         75+% to 80%           70      20,927,396      38.41
                         80+% to 85%           31       9,187,992      16.87
                         85+% to 90%           31       9,084,482      16.68
                                              ---     -----------     ------
                                              183     $54,478,825     100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Coupon              7+ - 8%             6        1,826,361      3.35
                            8+ - 9%            71       21,531,677     39.52
                           9+ - 10%            60       17,639,626     32.38
                          10+ - 11%            36       10,577,861     19.42
                          11+ - 12%             6        1,773,925      3.26
                          12+ - 13%             4        1,129,375      2.07
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Balance         100K+ to 250K          21        5,154,434      9.46
                        250K+ to 500K         162       49,324,390     90.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Property Type           Single Family         179       53,180,734     97.62
                                Condo           3          948,246      1.74
                           2-4 Family           1          349,845      0.64
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
==============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Loan Age                          0            55       16,182,125     29.70
                                  1            73       21,573,809     39.60
                                  2            15        4,379,906      8.04
                                  3             4        1,221,763      2.24
                                  4             4        1,190,776      2.19
                                  5             8        2,469,226      4.53
                                  6             6        1,866,513      3.43
                                  7             7        2,187,498      4.02
                          8 or more            11        3,407,210      6.25
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Remaining Term          Less than 353          11        3,407,210      6.25
                                  353           7        2,187,498      4.02
                                  354           6        1,866,513      3.43
                                  355           8        2,469,226      4.53
                                  356           4        1,190,776      2.19
                                  357           4        1,221,763      2.24
                                  358          15        4,379,906      8.04
                                  359          73       21,573,809     39.60
                                  360          55       16,182,125     29.70
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Occupancy                Owner Occupied       179       53,269,960     97.78
                      Non-Owner Occupied        4        1,208,865      2.22
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Credit Grade                 A                 37       10,989,757     20.17
                             A-                81       24,373,860     44.74
                             B                 45       13,497,205     24.78
                             C                 15        4,214,105      7.74
                        C-                      4        1,109,772      2.04
                             D                  1          294,125      0.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Margin                  3.75+ - 4.00%           1          278,022      0.51
                        4.50+ - 4.75%           2          618,783      1.14
                        5.25+ - 5.50%          17        5,101,689      9.36
                        5.50+ - 5.75%          13        4,182,526      7.68
                        5.75+ - 6.00%          54       15,970,761     29.32
                        6.00+ - 6.25%          38       11,206,918     20.57
                        6.25+ - 6.50%          17        4,993,374      9.17
                        6.50+ - 6.75%          23        7,070,962     12.98
                        6.75+ - 7.00%           9        2,515,355      4.62
                        7.00+ - 7.25%           5        1,450,562      2.66
                        7.50+ - 7.75%           1          245,000      0.45
                        8.00+ - 8.25%           1          294,125      0.54
                        8.75+ - 9.00%           1          258,523      0.47
                        9.25+ - 9.50%           1          292,224      0.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Rate Reset                 1999/07              1          268,135      0.49
                           1999/09              2          631,240      1.16
                           1999/10              7        2,087,118      3.83
                           1999/11              4        1,223,032      2.24
                           2000/01              3          858,976      1.58
                           2000/07              1          297,131      0.55
                           2000/08              1          327,951      0.60
                           2000/09              3          917,136      1.68
                           2000/10              2          609,697      1.12
                           2000/11              3        1,109,132      2.04
                           2000/12              8        2,476,730      4.55
                           2001/01              2          574,934      1.06
                           2001/02              7        2,210,619      4.06
                           2001/03              7        2,021,947      3.71
                           2001/04             44       13,116,545     24.08
                           2001/05             27        8,115,148     14.90
                           2001/09              1          294,492      0.54
                           2001/10              1          275,349      0.51
                           2001/11              1          358,967      0.66
                           2002/03              1          262,164      0.48
                           2002/04             20        5,853,647     10.74
                           2002/05             18        5,213,817      9.57
                           2004/04              8        2,178,980      4.00
                           2004/05             11        3,195,936      5.87
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Cap                  14+ - 15%             9        2,862,103      5.25
                          15+ - 16%            75       22,623,815     41.53
                          16+ - 17%            62       18,180,481     33.37
                          17+ - 18%            31        9,133,125     16.76
                          18+ - 19%             3          840,175      1.54
                          19+ - 20%             3          839,125      1.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Floor                  7+ - 8%             6        1,826,361      3.35
                            8+ - 9%            72       21,888,898     40.18
                           9+ - 10%            63       18,387,589     33.75
                          10+ - 11%            36       10,696,677     19.63
                          11+ - 12%             2          549,925      1.01
                          12+ - 13%             4        1,129,375      2.07
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================